NET INVESTMENT IN DIRECT FINANCING LEASES	12 Months Ended
Dec. 31, 2016
NET INVESTMENT IN DIRECT FINANCING LEASES [Abstract]
NET INVESTMENT IN DIRECT FINANCING LEASES
14.	NET INVESTMENT IN DIRECT FINANCING LEASES

The Group operates as a lessor in direct financing lease agreements for medical equipment, with hospitals and other companies that engage in ongoing cooperation agreements with hospitals. These leases have terms ranging generally from three to ten years. Net investment in direct financing leases is comprised of the following:

	As at December 31,
	2015	2016	2016
	RMB	RMB	US$
Total minimum lease payments to be received	233,820	94,341	13,587
Initial direct cost	3,963	3,963	571
	237,783	98,304	14,158
Unearned income	(27,878)	(12,054)	(1,736)
Net investment in direct finance leases	209,905	86,250	12,422
Current	100,988	59,060	8,506
Non-current	108,917	27,190	3,916
Total	209,905	86,250	12,422

Net investment in financing leases with carrying value of RMB143,440 and RMB75,506 (US$10,875) were pledged as collaterals for bank borrowings of RMB94,248 and RMB47,931 (US$6,904) as of December 31, 2015 and 2016, respectively (note 18).

Under the sales and leaseback arrangements, the net investment in direct financing lease due from Beijing Nai’ensi Technology Limited (“Nai’ensi”), a related party of the Group (note 25), was RMB27,072 and nil as of December 31, 2015 and 2016 respectively. The Group collected RMB9,000 on April 27, 2016 and provided full amount allowance for the remaining balance of RMB18,072 (US$2,603) in 2016.

The future minimum lease payments to be received from such non-cancelable direct financing leases are as follows:

	Future minimum lease payments
	RMB	US$
2017	63,094	9,087
2018	12,285	1,770
2019	7,409	1,067
2020	3,675	529
2021	3,457	498
above 5 years	8,384	1,207